UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 21, 2023
Date of Report (date of earliest event reported)
___________________________________
Limeade, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Washington (State or other jurisdiction of incorporation or organization)	000-56464 (Commission File Number)	06-1771116 (I.R.S. Employer Identification Number)
10885 NE 4th Street Suite #400 Bellevue, WA 98004
(Address of principal executive offices and zip code)
(888) 830-9830
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, no par value	LME	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.
(a)    The 2023 annual meeting of shareholders (the "2023 Annual Meeting") of Limeade, Inc. (the "Company") was held on June 14, 2023 at 5:00 pm Pacific Time (June 15, 2023 at 10.00 am Australian Eastern Standard Time).
(b)    At the 2023 Annual Meeting, the shareholders voted to re-elect Class 1 Director Ms. Elizabeth Bastoni with 74,738,544 votes for and 26,251 votes abstaining.
Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press release dated June 15, 2023 - "Results of Annual Meeting of Stockholders"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21th day of June, 2023.

LIMEADE, INC.

By:	/s/ Henry Albrecht
Name:	Henry Albrecht
Title:	Chief Executive Officer